UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): January 22, 2018

eHealth, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

440 EAST MIDDLEFIELD ROAD
MOUNTAIN VIEW, CALIFORNIA 94043
(Address of principal executive offices) (Zip Code)
(650) 584-2700
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On January 16, 2018, eHealth, Inc., a Delaware corporation (the “ Company”), entered into a Purchase Agreement (the “Purchase Agreement”) with Wealth, Health and Life Advisors, LLC (d/b/a GoMedigap), a Texas limited liability company (“GoMedigap”), WHL Advisors, Inc., a Texas Corporation (“WHL”), Qavah Ventures, LLC, a Texas limited liability company (together with WHL, the “Members”), Richard Cantu and Kevin Walbrick, and Kevin Walbrick as the exclusive member representative thereunder, pursuant to which the Company acquired all outstanding membership interests of GoMedigap (the “Acquisition”). This acquisition was completed on January 22, 2018 pursuant to the Purchase Agreement.

This Amendment No. 1 on Form 8-K/A is being filed by the Company to amend the Current Report on Form 8-K filed on January 25, 2018 (the "Original Report"), solely to provide the disclosures required by Item 9.01 of the Form 8-K that were not previously filed with the Original Report.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statement of Business Acquired

The audited Statement of Assets Acquired and Liabilities Assumed (the “Audited Statement”) as of January 22, 2018 of GoMedigap with respect to the acquisition is filed as Exhibit 99.1 to this Current Report on Form 8-K/A.
Pursuant to a letter dated November 22, 2017 from the Securities and Exchange Commission’s Division of Corporation Finance (the “SEC”), the SEC permitted the Company to provide the Audited Statement prepared on the basis of the allocation of the Company’s acquisition consideration as of the acquisition date in lieu of the full financial statements of GoMedigap for the purpose of complying with the requirements of Rule 3-05 of Regulation S-X.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of December 31, 2017 and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2017, and the notes related thereto, in each case reflecting eHealth’s acquisition of GoMedigap, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

(c) Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Auditors
99.1	Audited Statement of GoMedigap Assets Acquired and Liabilities Assumed
99.2	Unaudited Pro Forma Condensed Combined Financial Information of eHealth, Inc. and GoMedigap

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2018		eHealth, Inc.
	By:	/s/ David K. Francis

David K. Francis
Chief Financial Officer (Principal Financial Officer)